Second Quarter 2019 August 6, 2019 Please remember this information is confidential.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) current expectations and guidance for the full year 2019. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward- looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional information regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures In addition to reporting results in accordance with United States generally accepted accounting principles (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth (including by distribution channel) on a constant currency basis, revenue excluding the impact of Webdam1, adjusted EBITDA margin and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, impairment charge related to a long-term investment asset, interest income and expense, income taxes, depreciation, amortization and non-cash equity-based compensation; adjusted net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, expenses related to long-term incentives and contingent consideration related to acquisitions, impairment charge related to a long-term investment asset and the estimated tax impact of such adjustments; revenue growth (including by distribution channel) on a constant currency basis as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; revenue excluding the impact of Webdam as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; and free cash flow as cash provided by operating activities, adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. We believe that adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth (including by distribution channel) on a constant currency basis, adjusted EBITDA margin and free cash flow are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance; with respect to revenue growth (including by distribution channel) on a constant currency basis, this provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business; and with respect to revenue excluding the impact of Webdam, this provides useful information to investors by eliminating the impact of a historical revenue source that is not part of our current business and, as applicable, also provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to our ongoing business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and provides them with the same measures that we use as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth (including by distribution channel) on a constant currency basis, adjusted EBITDA margin and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, is presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non- operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 1 - On February 26, 2018, the Company completed the sale of Webdam ("Sale of Webdam"). 3

Second Quarter 2019 Financial Highlights Compared to Second Quarter 2018: • Revenue increased 3% to $161.7 million. ◦ Revenue growth on a constant currency basis was approximately 5%. • Income from operations decreased 45% to $3.1 million. • Net income increased to $3.3 million, from a net loss of $0.3 million. • Adjusted net income increased 10% to $11.8 million. • Adjusted EBITDA increased 4% to $25.1 million. • Cash provided by operating activities of $27.0 million. • Free cash flow was $19.8 million in 2019 compared to $8.2 million in 2018. 4

Second Quarter 2019 Operating Highlights Compared to Second Quarter 2018: • Paid downloads of 46.6 million, up 3%. • Image library expanded to approximately 280 million images, up 37%. • Video library expanded to approximately 15 million video clips, up 37%. • More than 900,000 contributors made their images, video clips and music tracks available on Shutterstock’s platform, compared to over 450,000 last year. • More than 1.9 million customers contributed to revenue over the past 12 months, an increase of 2% from the 12 months ended June 30, 2018. 5

Historical Revenue Detail by Sales Channel ($ in millions) 2019 2018 2017 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 E-commerce $ 97.0 $ 98.1 $ 95.6 $ 88.7 $ 91.7 $ 89.7 $ 87.8 $ 81.8 $ 82.2 Enterprise 64.7 65.2 66.5 62.9 64.9 60.6 59.3 55.1 48.1 Other (1) — — — — — 2.7 4.7 4.2 3.7 Total Revenue (2) $ 161.7 $ 163.3 $ 162.1 $ 151.6 $ 156.6 $ 153.0 $ 151.8 $ 141.1 $ 134.0 Less: Webdam Revenue — — — — — (2.7) (4.7) (4.2) (3.7) Revenue excluding impact of Webdam $ 161.7 $ 163.3 $ 162.1 $ 151.6 $ 156.6 $ 150.3 $ 147.1 $ 136.9 $ 130.3 (1) On February 26, 2018, the Company completed the Sale of Webdam. 2018 and 2017 amounts represent Webdam revenue prior to the sale. (2) Effective January 1, 2018, the Company adopted new revenue recognition accounting guidance using a modified retrospective approach. Historical revenue totals reflect those previously reported and have not been restated. Historical presentation of the allocation of the revenue by sales channel for periods prior to January 1, 2018 has been adjusted to conform to current presentation. Note: Totals may not sum exactly due to rounding. 6

Consolidated Quarterly Financial Results ($ in millions) Three Months Ended June 30, % Change 2019 2018 Fav / (Unfav) Total Revenues $ 161.7 $ 156.6 3 % Operating Expenses (158.7) (151.0) (5)% Other Income / (Expense), net 0.6 (7.0) NM (Provision) / Benefit for Income Taxes (0.4) 1.1 NM Net Income / (Loss) $ 3.3 $ (0.3) NM Plus: Depreciation & Amortization 13.4 11.3 (19)% Plus: Non-Cash Equity-Based Compensation 7.8 6.4 (22)% Plus: Other Adjustments, net (1) 0.3 7.7 NM Plus: Provision / (Benefit) for Income Taxes 0.4 (1.1) NM Adjusted EBITDA $ 25.1 $ 24.0 4 % Adjusted EBITDA Margin 15.5% 15.4% (1) Other adjustments, net includes foreign currency transaction gains and losses, impairment of a long-term investment asset, expenses related to long-term incentives and contingent consideration related to acquisitions, and interest income and expense. Note: Totals may not sum exactly due to rounding. 7

Free Cash Flow ($ in millions) Three Months Ended June 30, 2019 2018 Net Cash From Operations $ 27.0 $ 16.9 Less: Capital Expenditures (6.5) (8.1) Less: Content Acquisitions (0.7) (0.6) Free Cash Flow $ 19.8 $ 8.2 Note: Totals may not sum exactly due to rounding. 8

Adjusted Net Income (in millions, except per share data) Three Months Ended June 30, 2019 2018 Net Income / (Loss) $ 3.3 $ (0.3) Add / (Less): Non-Cash Equity-Based Compensation 7.8 6.4 Acquisition-Related Amortization 2.4 0.9 Acquisition-Related Long-Term Incentives and Contingent Consideration 0.9 0.7 Impairment of Long-Term Investment Asset — 5.9 1 Tax Effect of Adjustments (2.6) (3.0) Adjusted Net Income $ 11.8 $ 10.7 Diluted Shares Outstanding 35.5 35.4 Adjusted Net Income per Diluted Share $ 0.33 $ 0.30 1 - Tax effect reflects the estimated impact of the adjustment on the provision for income taxes. Note: Totals may not sum exactly due to rounding. 9

2019 Guidance The Company's current expectations for the full year 2019, revised from those previously announced, are as follows: Previously Announced 2019 Guidance 2019 Guidance Revenue $645 - $670 million $685 - $695 million YOY Growth vs. 2018 3.5% - 7.5% 10% - 12% Adjusted EBITDA $93 - $107 million $118 - $123 million YOY Growth vs. 2018 -11.5% - 1.8% 12% - 17% Income from Operations $18 - $32 million $37 - $47 million Non-Cash Equity Based Comp. $25 million $25 million Capital Expenditures $32 million $37 million Effective Tax Rate Teens % Low to mid 20’s% 10

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